Exhibit 10.1

SIXTH AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF

SEPTEMBER 19, 2014

AMONG

EV PROPERTIES, L.P.,

as Borrower,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Signatory Hereto

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixth Amendment”) dated as of September 19, 2014, is among EV PROPERTIES, L.P., a Delaware limited partnership (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

Recitals

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 26, 2011 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of December 21, 2011, by that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of March 29, 2012, by that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of September 27, 2012, by that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of February 26, 2013, and by that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of August 7, 2014, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.           The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

C.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.          Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Sixth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Sixth Amendment refer to sections of the Credit Agreement.

Section 2.          Amendments to Credit Agreement.

2.1           Amendments to Section 1.02.

(a)          The definitions of “Agreement” and “Senior Secured Funded Debt” are hereby amended in their respective entireties to read as follows:

“Agreement” means this Second Amended and Restated Credit Agreement, including the Schedules and Exhibits hereto, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, and as the same may be amended, modified or supplemented from time to time.

“Senior Secured Funded Debt” means any Debt included in the definition of “Total Debt” which is secured by a Lien on the Properties of the Borrower or any Guarantor, except for any Debt secured by a Lien on the equity interests of EVEP Redbird permitted under Section 9.03(f).

(b)          The following definitions are hereby added where alphabetically appropriate to read as follows:

“EVEP Redbird” means CGS Nine LLC, a Delaware limited liability company.

“Sixth Amendment” means that certain Sixth Amendment to Second Amended and Restated Credit Agreement, dated as of September 19, 2014, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Sixth Amendment Effective Date” has the meaning set forth in the Sixth Amendment.

2.2           Amendment to Section 9.02. Section 9.02 is hereby amended to insert the following Section 9.02(g) which reads in its entirety as follows:

(g)          Debt incurred by EVEP Redbird in a principal amount of approximately $80,000,000; provided that such Debt is non-recourse to the Parent, the Borrower and the other Subsidiaries of the Parent.

2.3           Amendment to Section 9.03. Section 9.03 is hereby amended to insert the following Section 9.03(f) which reads in its entirety as follows:

(f)          Liens on Equity Interests in Cardinal and EVEP Redbird to secure Debt contemplated by Section 9.02(g); provided that such Liens attach only to the Equity Interests being pledged as collateral to secure such Debt and the proceeds thereof and are otherwise non-recourse to the Parent, the Borrower and its Subsidiaries.

2.4           Amendment to Section 9.12. Section 9.12 is hereby amended to delete the word “and” immediately prior to the beginning of Section 9.12(e) and to insert at the end of such Section the following new Section 9.12(f) which reads in its entirety as follows:

“and (f) the sale of all of any portion of any Investment permitted by Section 9.05(n)”.

2.5           Waiver of Section 8.14(b). To the extent it would otherwise be required to comply, the parties agree that EVEP Redbird shall not be required to comply with Section 8.14(b) while it remains obligated to pay the Debt permitted to be incurred under Section 9.02(g).

Section 3.          Conditions Precedent. This Sixth Amendment shall become effective on the date (such date, the “Sixth Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

3.1           The Administrative Agent shall have received from the Majority Lenders and the Obligors counterparts (in such number as may be requested by the Administrative Agent) of this Sixth Amendment signed on behalf of such Persons.

3.2           Both before and immediately after giving effect to this Sixth Amendment, no Default shall have occurred and be continuing.

3.3           The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Sixth Amendment to be effective (and the Sixth Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.          Miscellaneous.

4.1           Confirmation. The provisions of the Credit Agreement, as amended by this Sixth Amendment, shall remain in full force and effect following the Sixth Amendment Effective Date.

4.2           Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this Sixth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document and agrees that each Loan Document remains in full force and effect as expressly amended hereby; (c) agrees that from and after the Sixth Amendment Effective Date each reference to the Credit Agreement in the Guaranty Agreement and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Sixth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof: (i) all of the representations and warranties contained in each Loan Document are true and correct in all material respects (without duplication of materiality), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) no event, development or circumstance has have occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

4.3           Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Sixth Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Sixth Amendment.

4.4           No Oral Agreement. This Sixth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

4.5           GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

4.6           Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Sixth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7           Severability. Any provision of this Sixth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8           Successors and Assigns. This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed effective as of the Sixth Amendment Effective Date.

BORROWER:	EV PROPERTIES, L.P.

By: EV Properties GP, LLC, its general partner

	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief
Financial Officer

PARENT:	EV ENERGY PARTNERS, L.P.

	By:	EV ENERGY GP, L.P.,
its general partner

By: EV MANAGEMENT, LLC, its general partner

	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief
Financial Officer

GUARANTORS:	EV PROPERTIES GP, LLC

	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief
Financial Officer

Sixth Amendment to Second Amended and Restated Credit Agreement
Signature Page

ENERVEST PRODUCTION PARTNERS, LTD.
By:	EVPP GP, LLC,
its general partner

By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief
Financial Officer

EVPP GP, LLC

By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief
Financial Officer

CGAS PROPERTIES, L.P.

By:	EVCG GP, LLC,
its general partner

By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief
Financial Officer

ENERVEST-CARGAS, LTD.

By:	EVPP GP, LLC,
its general partner

By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief
Financial Officer

Sixth Amendment to Second Amended and Restated Credit Agreement
Signature Page

EVCG GP, LLC

By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief
Financial Officer

ENERVEST MONROE MARKETING, LTD.

By:	EVPP GP, LLC, its general partner

By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief
Financial Officer

ENERVEST MONROE GATHERING, LTD.

By:	EVPP GP, LLC, its general partner

By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief
Financial Officer

Sixth Amendment to Second Amended and Restated Credit Agreement
Signature Page

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A., as
Administrative Agent and a Lender

	By:	/s/ RONALD DIERKER
		Name:	Ronald Dierker
		Title:	Authorized Officer

Sixth Amendment to Second Amended and Restated Credit Agreement
Signature Page

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ BETSY JOCHER
		Name:	Betsy Jocher
		Title:	Director

Sixth Amendment to Second Amended and Restated Credit Agreement
Signature Page

COMPASS BANK, as a Lender

By:	/s/ RHIANNA DISCH
	Name:	Rhianna Disch
	Title:	Vice President

Sixth Amendment to Second Amended and Restated Credit Agreement
Signature Page

CITIBANK, N.A., as a Lender

By:	/s/ EAMON BAQUI
	Name:	Eamon Baqui
	Title:	Vice President

Sixth Amendment to Second Amended and Restated Credit Agreement
Signature Page

COMERICA BANK, as a Lender

By:	/s/ WILLIAM ROBINSON
	Name:	William Robinson
	Title:	Vice President

Sixth Amendment to Second Amended and Restated Credit Agreement
Signature Page

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ MICHAEL WILLIS
	Name:	Michael Willis
	Title:	Managing Director

By:	/s/ DIXON SCHULTZ
	Name:	Dixon Schultz
	Title:	Managing Director

Sixth Amendment to Second Amended and Restated Credit Agreement
Signature Page

ING CAPITAL LLC, as a Lender

By:	/s/ JULI BIESER
	Name:	Juli Bieser
	Title:	Director

By:	/s/ CHARLES HALL
	Name:	Charles Hall
	Title:	Managing Director

Sixth Amendment to Second Amended and Restated Credit Agreement
Signature Page

ROYAL BANK OF CANADA, as a Lender

By:	/s/ MARK LUMPKIN, JR.
	Name:	Mark Lumpkin, Jr.
	Title:	Authorized Signatory

Sixth Amendment to Second Amended and Restated Credit Agreement
Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ ALAN DAWSON
	Name:	Alan Dawson
	Title:	Director

Sixth Amendment to Second Amended and Restated Credit Agreement
Signature Page

MUFG UNION BANK, N.A. (fka, Union Bank N.A.), as a Lender

By:	/s/ DAVID HELFFRICH
	Name:	David Helffrich
	Title:	Vice President

Sixth Amendment to Second Amended and Restated Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ JOHN C. LOZANO
	Name:	John C. Lozano
	Title:	Vice President

Sixth Amendment to Second Amended and Restated Credit Agreement
Signature Page

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ THOMAS KLEIDERER
	Name:	Thomas Kleiderer
	Title:	Vice President

Sixth Amendment to Second Amended and Restated Credit Agreement
Signature Page

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ MICHAEL SPAIGHT
	Name:	Michael Spaight
	Title:	Authorized Signatory

By:	/s/ VIPUL DHADDA
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

Sixth Amendment to Second Amended and Restated Credit Agreement
Signature Page

FROST BANK, as a Lender

By:	/s/ MATTHEW SHANDS
	Name:	Matthew Shands
	Title:	Assistant Vice President

Sixth Amendment to Second Amended and Restated Credit Agreement
Signature Page